                                                                    EXHIBIT 10.3


                                                  L/OF/103/2TS
                                                  E&W



                   SECOND-TIER LICENCE TO SUPPLY ELECTRICITY

                                      for

                        Yorkshire Electricity Group plc



                                                  (pound)4.80

L/OF/103/2TS


Uncertified copies of this licence are available price (pound)4.80 payment with order from:


     Library
     Office of Electricity Regulation
     Hagley House
     Hagley Road
     Birmingham
     B16 8QG



Cheques and postal orders should be made payable to:
Office of Electricity Regulation.



(C) Crown Copyright

                                  EXTENSION OF

                   A SECOND TIER LICENCE TO SUPPLY ELECTRICITY


Whereas on 8 June 1990 the Director General of Electricity Supply, in accordance with a general authority ("the authority') given by the Secretary of State under section 6(1) and (2) of the Electricity Act 1989 ("the Act") and in exercise of the powers conferred by section (6)(2)(a), section 6(6), section 7 and section 10 of the Act granted a licence ("the licence") to Yorkshire Electricity Group plc ("the licensee") (registered in England under number 2366995) to supply electricity to the premises specified in Schedule 1 to the licence, subject to the conditions set out in Part II of the licence and to the terms as to revocation specified in Schedule 2 to the licence for the period determinable in accordance with paragraph 3 of Part 1 of the licence.

The Director General of Electricity Supply, in exercise of the powers conferred by the authority and by section 6(2)(b) of the Act hereby extends the premises authorised to be supplied by the licensee under the licence by the addition to the premises specified in the Schedule 1 to the licence of the premises specified in the Schedule hereto with effect from 14 March 1994.


                               Dr Eileen Marshall
                           authorised on behalf of the
                     Director General of Electricity Supply

                                  11 March 1994

                                    SCHEDULE

                               Specified Premises


All premises other than those which, during the franchise period, have a maximum demand at or below the franchise limit in the authorised areas of the following public electricity supply companies together with such premises as may, from time to time, be specified by the Director (with the approval of the Secretary of State) for the purposes of paragraph 5 of condition 2 of this licence:

                    East Midlands Electricity plc

                    Eastern Electricity plc

                    London Electricity plc

                    MANWEB plc

                    Midlands Electricity plc

                    Northern Electric plc

                    NORWEB plc

                    SEEBOARD plc

                    Southern Electric plc

                    South Wales Electricity plc

                    South Western Electricity plc


(Words and phrases used or defined in Condition 2 shall have the same meaning as when used in this schedule)

REGULATION & BUSINESS AFFAIRS                                    Offer
                                                                 OFFICE OF
                                                                 ELECTRICITY
                                                                 REGULATION


The Company Secretary
Yorkshire Electricity Group plc
Scarcroft
LEEDS
LS14 3HS

MODIFICATION OF LICENCE

Whereas --

(1) Yorkshire Electricity Group plc ("the licensee") has been granted a licence ("the licence") under Section 6 (2) of the Electricity Act 1989 ("the Act") to supply electricity to premises in England and Wales specified or of a description specified in the licence subject to the Conditions contained in the licence;

(2) In accordance with Section 11 (2) of the Act the Director General of Electricity Supply ("Director") gave notice of his intention to make modifications to the licence through the insertion of two additional conditions (13 and 14) by advertising the modifications in the London Gazette and the Financial Times, requiring any objections or representations to the modifications to be made to him on or before 25 April 1994;

(3) The Director has considered the representations or objections which were duly made and not withdrawn;

(4) In accordance with Section 11 (4) of the Act the Director gave notice of his intention to make the modifications to the Secretary of State and has not received a direction not to make the modification;

(5) The licensee has given his consent to the modifications, set out in the Schedule attached which the Director proposed to the licence.

Now in accordance with the powers contained in Section 11 (1) of the Act and with the consent of the licensee the Director hereby modifies the licence in the manner specified in the Schedule attached with effect from 2 May 1994.

A J BOORMAN
Authorised on behalf of
The Director General of Electricity Supply                  29 April 1994


Hagley House . Hagley Road . Edgbaston . Birmingham B16 8OG .
Telephone: (021)456 2100 Fax: (021)454 9115

                                    SCHEDULE


After Condition 12 insert


"Condition 13: Compulsory acquisition of land etc


1. All the powers and rights conferred by or under the provisions of Schedule 3 of the Act (compulsory acquisition of land etc.) shall have effect in relation to the licensee to the extent that they are required for the installation, maintenance, removal or replacement of the licensee s system or any part thereof which are necessary to enable the licensee to supply electricity to the premises specified in Schedule 1 to this licence.

2. Paragraph 1 shall cease to have effect on 2 May 1997 or such later date as the Director may from time to time direct.

Condition 14:  Powers to carry out street works etc.


1. The powers and rights conferred by or under the provisions of Schedule 4 to the Act (powers to carry out street works etc.) shall have effect and may, subject to paragraph 2 below, be exercised by carrying out works in relation to, or in pursuance of, the installation, inspection, maintenance, adjustment, repair, alteration, replacement and removal of:

     (a) electric lines which are necessary to enable the licensee to supply electricity to premises specified in Schedule 1 below;

     (b)  electrical plant associated with such lines; and

     (c)  any structures for housing or covering such lines or plant.

2. Works which are under, over, in, on, along or across any street, which for the purposes of the Highways Act 1980, constitutes a highway or part of a highway maintainable at the public expense, may be undertaken in pursuance of paragraph 1 above subject to the following conditions:

     (a) that such works shall not be carried out except with the consent, which shall not unreasonably be withheld, of the highway authority and in accordance with such reasonable conditions as may be attached to such consent;

     (b) that any question as to whether or not a consent of highway authority is unreasonably withheld, or as to the reasonableness of conditions attached to such consent, shall be determined by a single arbitrator to be appointed:-

          (i)  by agreement between the licensee and the highway authority; or

          (ii) in default of such agreement, by the Director on the application of either party.

3. Paragraph 1 shall cease to have effect on 2 May 1997 or such later date as the Director may from time to time direct."

REGULATION & BUSINESS AFFAIRS                                    Offer
                                                                 OFFICE OF
                                                                 ELECTRICITY
                                                                 REGULATION


Mr. P B Morgan
Executive Director of Supplies
Yorkshire Electricity Group plc
Wetherby Road
Scarcroft
Leeds
LS14 3HS

Dear Mr Morgan

MODIFICATION OF LICENCE CONDITION

Whereas --

(1) Yorkshire Electricity Group plc ("the licensee") has been granted a licence ("the licence") under Section 6(2) of the Electricity Act 1989 ("the Act") to supply electricity to premises in England and Wales specified or of a description specified in the licence subject to the Conditions contained in the licence;

(2) In accordance with Section 11 (2) of the Act the Director gave notice of his intention to make modifications to Condition 2 of the licence by advertising the modifications in the London Gazette the Edinburgh Gazette the Financial Times and the Scotsman requiring any objections or representations to the modifications to be made to him on or before 27 March 1992,

(3) The Director has considered the representations or objections which were duly made and not withdrawn;

(4) The licensee has given his consent to the modifications, set out in the Schedule attached which the Director General of Electricity Supply ("the Director") proposed to Condition 2 of the licence.

Now in accordance with the powers contained in Section 11(1) of the Act and with the consent of the licensee the Director hereby modifies Condition 2 of the licence in the manner specified in the Schedule attached with effect from 23rd April 1992.

Dr Eileen Marshall
Authorised on behalf of
The Director General of Electricity Supply                  22 April 1992


Hagley House . Hagley Road . Edgbaston Birmingham B16 8OG .
Telephone (021)4562100 Fax. (02114549115

Schedule

Condition 2 of each licence which has been granted under section 6(2)(a) of the Act (other than the licence granted to London Electricity plc) shall be modified by the addition of the following two paragraphs after paragraph 7 -

7A. For the purpose of this Condition occupation of any premises by an affiliate of a person shall be deemed to be occupation by that person.

7B.  (1)  In this paragraph -

          "customer B" means the customer for the time being of the licensee in respect of premises A;

          "permitted quantity" means 10 per cent of the quantity of electricity supplied by the licensee to customer B in respect of premises A in the relevant year;

          "premises A" means a site or building which, if in the occupation of a single customer, would be capable of being single premises; and

          "relevant year " means the period of 12 months commencing on the date upon which the licensee starts to supply premises A and (if such supply is provided for a continuous period exceeding 12 months) each anniversary of that date until such supply shall cease .

     (2)  Where during a relevant year -

          (i)   premises A are occupied by more than one person;

          (ii) customer B supplies the other person or persons who are in occupation of premises A or supplies one or more of such persons who supply the other occupiers;

          (iii) each of the persons referred to in subparagraph (ii) who provides a supply is exempt by or under an Order under section 5 of the Act from the requirement to hold a licence to supply; and

          (iv) customer B does not supply an aggregate quantity of electricity to such other occupiers in any relevant year which may reasonably be expected to exceed or actually exceeds the permitted quantity, the occupation of premises A by the persons other than customer B shall be deemed to be occupation by customer B.

     (3) The licensee shall, at: the request of the public electricity supplier in whose authorised area premises A are situated, provide not more than once in any period of 3 months in a relevant year, evidence to the supplier that the licensee reasonably believes that the aggregate quantity of electricity expected to be supplied by customer B during the relevant year will not exceed the permitted quantity including, where at the date of such request any such supply has been provided during the relevant year, evidence as to the quantity so supplied.

     (4) Where customer B has supplied a quantity of electricity to such other occupiers which in aggregate exceeds the permitted quantity, the licensee shall pay to the public electricity supplier in whose authorised area premises A are situated a sum calculated by multiplying the number of units by which the actual supply to such other occupiers exceeds the permitted quantity by 5 per cent of the standard tariff price per unit charged by that public electricity supplier for customers of the type or types of such other occupiers (but excluding any standing charge or other charge not fixed solely by reference to the number of units consumed) or in the absence of agreement as to the appropriate tariff such rate as may be determined by the Director at the request of the licensee or the public electricity supplier.

     (5)  For the purposes of this paragraph there shall be disregarded -

          (i) the quantity of electricity supplied by customer B to an occupier of premises A who has a relevant demand above the franchise limit;

          (ii) the quantity of electricity supplied to customer B equal to the quantity supplied by customer B in accordance with subparagraph
                (i); and

          (iii) the occupation by the occupier (other than customer B) referred to in subparagraph (i).

     (6) To the extent that, disregarding sub-paragraph (2), the licensee would have been permitted to provide a supply to customer B's premises under this Condition, the provisions of this paragraph shall not apply.

                                                                 offer
                                                                 OFFICE OF
                                                                 ELECTRICITY
                                                                 REGULATION


Company Secretary
Yorkshire Electricity Group plc
Wetherby Road
Scarcroft
Leeds  LS14 3HS
                                                                 24 October 1990


MODIFICATION OF LICENCE CONDITION

Whereas --

(1) On 8 June 1990, Yorkshire Electricity Group plc ("the licensee") was granted a licence ("the licence") under Section 6(2)(a) of the Electricity Act 1989 ("the Act") to supply electricity to premises specified or of a description specified in the licence subject to the Conditions contained in the licence;

(2) On 10 September 1990 the licensee gave his consent to modifications, ("the modifications") set out in the .Schedule below which the Director General of Electricity Supply ("the Director") proposed to Condition 2 of the licence;

(3) In accordance with Section 11(2) of the Act the Director gave notice of his intention to make the modifications by advertising the modifications in the London Gazette the Financial Times and the Scotsman requiring any objections or representations to the modifications to be made to him on or before 18 October 1990;

(4) The Director has considered the representations or objections which were duly made and not withdrawn.

Now in accordance with the powers contained in Section 11(1) of the Act and with the consent of the licensee the Director hereby modifies Condition 2 of the licence in the manner specified in the Schedule below with effect on 24 October 1990.


Authorised on behalf of
The Director General of Electricity Supply


Hagley House . Hagley Road . Edgbaston . Birmingham B16 8OG .
Telephone: (021)456 2100 Fax: (021)454 9115

                                                                 Offer
                                                                 OFFICE OF
                                                                 ELECTRICITY
                                                                 REGULATION

The Schedule

Condition 2 of the licence is modified as follows:-

A(l) In the definition of "franchise limit" contained in paragraph 8 of the Condition -

     (a) in sub-paragraphs (a) and (b) the words "a relevant demand in megawatts taken at any single premises which does not exceed"; and

     (b) the words "in each case, having regard to the bases of assessment referred to in paragraph 2", shall be deleted.

 (2) There shall be inserted before the phrase "below the franchise limit" -

     (a)  in paragraphs 1 and 5 of the Condition the words "at or" ; and

     (b)  in paragraphs 3 and 4 of the Condition the words "to or".

B(l) By inserting after paragraph 2 of that condition the following paragraph -

(2A) For the purposes of paragraph 2, if any electricity which has been or is to be supplied by the licensee to any single premises ("premises- A") is or will be on-supplied by another person from premises A to one or more other single premises ("premises B") then -.

     (a) If the on-supply to premises B from premises A was made on 31 March 1990 by that other person pursuant to an agreement for that other person to supply premises B which was subsisting on that date that demand at premises B which is met by such on-supply from premises A may be regarded as part of the relevant demand in megawatts at premises A; and

     (b) save as provided in sub-paragraph (a) above, that demand at premises B which is met by such on-supply from premises A shall not be regarded as part of the relevant demand in megawatts at premises A.

(2) In paragraph 3 of Condition 2 for the words "paragraph 2" there shall be substituted the words "paragraphs 2 and 2A".

Company Secretary
Yorkshire Electricity Group plc
Wetherby Road
Scarcroft
Leeds
LS14 3HS

19 January 1998                                 OUR REF: LE2394\2562\013


MODIFICATION OF LICENCE

Whereas -

I. Yorkshire Electricity Group plc ('the Licensee') has been granted a licence ('the Licence') under section 6(2) of the Electricity Act 1989 ('the Act') to supply electricity to premises specified or of a description specified in Schedule 1 to the Licence subject to the conditions contained in the Licence.

II. In accordance with section 11(2) of the Act, the Director General of Electricity Supply ('the Director') gave notice that he proposed to make modifications to the Conditions of the Licence - to the effect and for the purposes specified in that notice - by advertising the modifications in the London Gazette and the Financial Times on 30 September 1997 and requiring any representations or objections to the modifications to be made to him on or before 28 October 1997.

III. The Director has considered the representations or objections which were duly made to him and not withdrawn.

IV. In accordance with section 11(4) of the Act the Director gave notice to the Secretary of State of his intention to make the modifications and has not received a direction not to make the modifications.

V. The Licensee has given its consent to the modifications as set out in the attached Schedule.

Now, in accordance with the powers contained in section 11 (1) of the Act and with the consent of the Licensee, the Director hereby modifies the Licence in the manner specified in the attached Schedule with effect on and after 20 January 1998.



AJ BOORMAN                                              19 January 1998
AUTHORISED ON BEHALF OF THE
---------------------------
DIRECTOR GENERAL OF ELECTRICITY SUPPLY
--------------------------------------

Minor typographical amendments were necessary to Condition 3, 6 and 31 - please insert as appropriate in Annexes B and F.

                MODIFICATIONS TO THE SECOND TIER SUPPLY LICENCE


                   ISSUED TO YORKSHIRE ELECTRICITY GROUP PLC

                                    SCHEDULE
                                    --------

The following modifications shall apply on and after 20 January 1998.

1. Condition 1 shall be deleted, and new Condition 1 (the terms of which are set out at Annex A hereto) shall be inserted in its place.

2. Conditions 2, 3 and 3A shall be deleted and new Conditions 2, 3, 4, 5 and 6 (the terms of which are set out in Annex B hereto) shall be inserted in their place.

3. Conditions 4 and 5 shall be renumbered as Conditions 7 and 8 respectively, and in those Conditions each occurrence of the word "licensee" shall be amended to read, in initial upper case, "Licensee".

4. Immediately after the renumbered Condition 8, new Conditions 9 and 10 (the terms of which are set out at Annex C hereto) shall be inserted.

5. Conditions 6 and 7 shall be renumbered as Conditions 11 and 12, and in those Conditions any and each occurrence of the words "authorised electricity operator", "licence" "licensee" and "licensee's system" shall be amended to read, in initial upper case, "Authorised Electricity Operator", "Licence", "Licensee" and "Licensee's System", respectively.

6.   Condition 8 shall be renumbered as Condition 13, and in that Condition:

     (a) any and each occurrence of the words "ceiling price", "generation security standard", "licensee", "qualifying customer" and "relevant condition" shall be amended to read, in initial upper case, "Ceiling Price", "Generation Security Standard", "Licensee", "Qualifying Customer" and "Relevant Condition", respectively; and

     (b) the following definition shall be inserted immediately after the definition of "Qualifying Customer"

        "Retail Price Index"  means the general index of retail prices published by the Office for National Statistics each month in respect of all items or:

                              (a) if the index for any month in any year shall not have been published on or before the last day of the third month after such month, such index for such month or months as the Director may after consultation with the Licensee determine to be appropriate in the circumstances; or

                              (b) if there is a material change in the basis of the index, such other index as the Director may after consultation with the Licensee determine to be appropriate in the circumstances.

7. Condition 9 shall be renumbered as Condition 14, and in that Condition the words "licensee" and "licence" shall be amended to read, in initial upper case, "Licensee" and "Licence", respectively.

8. Condition 10 shall be deleted, and new Conditions 15, 16, 17 and 18 (the terms of which are set out at Annex D hereto) shall be inserted in its place.

9.   Condition 11 shall be renumbered as Condition 19, and in that Condition:

     (a) paragraph 5 shall be renumbered as paragraph 6, and in that paragraph the words "In paragraphs I to 4" shall be amended to read "In this Condition";

     (b)  paragraph 6 shall be renumbered as paragraph 5; and

     (c) each occurrence of the word "licensee" shall be amended to read, in initial upper case, "Licensee".

10. Conditions 12, 13 and 14 shall be deleted and new Conditions 20 to 50 (the terms of which are set out at Annex E hereto) shall be inserted in their place.

CONDITION 3. CONTROLLED MARKET START-UP
---------------------------------------

1. This Condition applies to those premises which the Licensee would during the franchise period be prohibited from supplying under the terms of Condition 2.

2. The Licensee shall not, after the expiry of the franchise period, supply electricity to any premises to which this Condition applies prior to such date as is specified in respect of such premises in a direction issued by the Director under this Condition.

3. A direction under this Condition may specify that different premises may be supplied from different dates, and for the purposes of this Condition premises may be specified by reference to:

     (a)  their location;

     (b)  whether or not they are Domestic Premises; or

     (c)  the type of metering equipment installed at the premises,

     or any combination of these factors.

4.   Prior to making any direction under this Condition, the Director shall:

     (a) set out the proposed contents of the direction in a notice (the "proposals notice");

     (b) send the proposals notice to the Licensee, each Relevant Public Electricity Supplier in respect of premises specified in the notice, each consumers' committee appointed for an area within which the premises specified in the notice are situated and any other persons or bodies appearing to the Director to be representative of those likely to have an interest; and

     (c) consider any representations concerning the proposed contents of the direction which are made within a reasonable period, being not less than 7 days from the date of issue of the proposals notice.

5. Any direction issued by the Director under this Condition shall be in writing and shall be made not less than 28 days prior to the first date specified in the direction.

6. Where, by virtue of this Condition, the Licensee is prohibited from supplying any premises, the provisions of Condition 29 shall not apply in relation to the supply of electricity to those premises.

7. When the Director has issued a direction under this Condition and it appears to him, having regard to the considerations set out in paragraph 8, that it would be unreasonable in all the circumstances for the direction to have effect on the dates specified therein in respect of any or all of those premises at which it has not yet had effect, then the Director may, subject to paragraph 9, withdraw or vary the direction in respect of the premises to be supplied or of the dates from which they may be supplied, or both.

8.   The considerations set out in this paragraph are:

     (a) whether the interests of customers in general, and in particular the interests those occupying the premises specified in the direction, would be served by the withdrawal or variation of the direction;

     (b) whether the interests of any Electricity Supplier, including the Licensee, would be or would be likely to be unfairly prejudiced by the withdrawal or variation of the direction, or by a failure to do so;

     (c)  the content of any representation made to the Director on the issue;
          and

     (d)  such information as is available to the Director concerning:

           (i) the manner in which arrangements for the supply of electricity to any premises to which this Condition applies have operated and are expected to operate;

          (ii) the likely ability of the Licensee to fulfil its obligations under its Licence with respect to the supply of electricity to any of the premises concerned; and

         (iii) the likely ability of each Relevant Public Electricity Supplier to comply with the requirements of its public electricity supply licence in respect of the supply of electricity by the Licensee to the premises concerned.

9. The Director shall not withdraw or vary a direction in respect of any premises when the date specified from which supply may commence is less than 14 days from the date of the withdrawal or variation, unless the Director has the agreement of the Licensee, or failing that agreement the agreement of no fewer than two-thirds of the Second Tier Suppliers to whom a direction applies in respect of the same premises and dates.

10. When the Director withdraws or varies a direction in accordance with paragraph 7, he shall issue a notice of withdrawal or variation (as the case may be) and that notice shall have effect.

11. The Director shall publish any direction, or any notice of withdrawal or variation in such manner as in the opinion of the Director will secure adequate publicity for it.

12. A direction or a variation or withdrawal of a direction made under this Condition shall not distinguish between the Licensee and other Second Tier Suppliers except to the extent that the distinction is appropriate in all the circumstances given:

     (a) the information available to the Director in accordance with sub-paragraph 8(d)(ii); or

     (b) where the Licensee is also a public electricity supplier, any failure by the Licensee to comply with the requirements of its public electricity supply licence, or with any agreement entered into in accordance with any such requirements, which adversely affects the ability of private electricity suppliers to supply electricity to customers within its authorised area.

CONDITION 6. CONNECTION AND USE OF SYSTEM - REQUIREMENT TO OFFER TERMS AND
--------------------------------------------------------------------------
FUNCTIONS OF THE DIRECTOR
-------------------------

1. Subject to paragraphs 7 and 8, the Licensee shall, on the application of any person, offer to enter into an agreement with such person for the provision or modification of a connection to the Licensee's System.

2. Subject to paragraphs 7 and 8, the Licensee shall, on the application of any Authorised Electricity Operator, offer to enter into an agreement with such Authorised Electricity Operator for use of system:

     (a) to accept into the Licensee's System at such entry point and in such quantities as may be specified in the application, electricity to be provided by or for the Authorised Electricity Operator;

     (b) to deliver electricity equal in quantity to that accepted into the Licensee's System (less only any distribution losses) from such exit points on that system and in such quantities as may be specified in the application to such person as the Authorised Electricity Operator may specify; and

     (c) containing terms in accordance with paragraphs 4 and 5 and such further terms as may be appropriate for the purposes of the agreement.

3. The Licensee shall, subject to paragraphs 7 and 8, offer terms for an agreement in accordance with paragraphs 1 and 2 as soon as practicable and in any event not more than the period specified in paragraph 9 after receipt by the Licensee of an application containing all such information as the Licensee may reasonably require for the purpose of formulating the terms of its offer.

4. Any offer to enter into an agreement made by the Licensee in accordance with paragraph 1 or 2 shall make detailed provision regarding:

     (a) the carrying out of works (if any) required for the construction or modification of the entry point to connect the Licensee's System to the Transmission System or to any Distribution System or in connection with the construction or modification of any exit points for the delivery of the electricity to be distributed in accordance with the agreement, and for the obtaining of any consents necessary for such purpose;

     (b) the carrying out of works (if any) for the provision of electrical plant or for the extension or reinforcement of the Licensee's System which are required to be undertaken for the provision or modification of a connection to the Licensee's System or for use of system and the obtaining of any consents necessary for such purpose;

     (c) the installation of appropriate meters or other apparatus (if any) required to enable the Licensee to measure electricity being accepted into the Licensee's system at the specified entry point and leaving such system at the specified exit points;

     (d) the installation of such switchgear or other apparatus (if any) as may be required for interrupting the use of system should there be a failure by or for an Authorised Electricity Operator to provide electricity at its entry point on the Licensee's System for delivery to the person specified by the Authorised Electricity Operator from the exit points on such system;

     (e) the date by which any works required so as to permit access to the Licensee's System (including for this purpose any works for its extension or reinforcement) shall be completed (time being of the essence unless otherwise agreed by the Authorised Electricity Operator); and

     (f) the charges to be paid by the applicant for the provision of electrical plant, for connections or modification of connections to, or the extension or reinforcement of, the Licensee's System, for the installation of meters, switchgear or other apparatus and the removal of electrical plant, electric lines and meters following disconnection and for use of system which shall, unless manifestly inappropriate, be set in conformity with paragraph 5.

5. The charges referred to in paragraph 4 to be contained in every agreement which is the subject of an offer by the Licensee shall be such that:

     (a) charges for the provision of electrical plant, connection charges, charges for modification of connections, charges for disconnection from the Licensee's System and the removal of electrical plant, electric lines and meters following disconnection or any charges for extension or reinforcement of the Licensee's System or for use of system are set at a level which will enable the Licensee to recover no more than:

          (i) the appropriate proportion (taking account of the factors referred to in paragraph 6) of the costs directly or indirectly incurred by the Licensee; and

          (ii) a reasonable rate of return on the capital represented by such costs; and

     (b) charges for the installation of meters, switchgear or other apparatus and for their maintenance shall not exceed the costs thereof and a reasonable rate of return on the capital represented by such costs.

6. For the purpose of determining an appropriate proportion of the costs directly or indirectly incurred in carrying out works, the Licensee shall have regard to:

     (a) the benefit (if any) to be obtained or likely in the future to be obtained by the Licensee or any other person as a result of the carrying out of such works whether by virtue of the provision of electrical plant, the reinforcement or extension of the Licensee's System, the provision of additional entry or exit points on such system or otherwise; and

     (b) the ability or likely future ability of the Licensee to recoup a proportion of such costs from other persons.

7. The Licensee shall not be obliged pursuant to this Condition to offer to enter into any agreement where, by reason of the capacity of the Licensee's System and the use made or reasonably expected to be made of it, the Licensee would be required to expand or reinforce the capacity of the Licensee's System.

8. The Licensee shall not be obliged pursuant to this Condition to offer to enter into any agreement if:.

     (a)  to do so would be likely to involve the Licensee being:

          (i)   in breach of the Grid Code;
          (ii)  in breach of any Distribution Code;
          (iii) in breach of the Electricity Supply Regulations 1988 or any regulations made under Section 29 of the Act; or
          (iv) in breach of any other enactment relating to safety or standards applicable to the Licensee's System; or
     (b) the person making the application does not undertake to be bound, insofar as applicable, by the terms of the Distribution Codes or the Grid Code from time to time in force; or

     (c) in the case of an agreement for use of system, the person making the application ceases to be an Authorised Electricity Operator.

9.   For the purpose of paragraph 3, the period specified shall be:

     (a)  in the case of persons seeking use of system only, 28 days; and

     (b) in the case of persons seeking the provision or modification of a connection or use of system in conjunction with connection, 3 months.

10. The Licensee shall within 28 days following receipt of a request from any person, give or send to such person such information in the possession of the Licensee as may be reasonably required by such person for the purpose of completing paragraph 8 of Part I and paragraphs 2(v) and (vi) of Part 2 of Schedule 2 to The Electricity (Application for Licences and Extensions of Licences) Regulations 1990 or such provisions to like effect contained in any further regulations then in force made pursuant to section 6(3) of the Act.

11. If, after a period which appears to the Director to be reasonable for the purpose, the Licensee has failed to enter into an agreement with any person entitled or claiming to be entitled thereto pursuant to an application in accordance with this Condition, the Director may pursuant to section 7(3)(c) of the Act, on the application of such person or the Licensee, settle any terms of the agreement in dispute between the Licensee and that person in such manner as appears to the Director to be reasonable having (in so far as relevant) regard, in particular, to the following considerations

     (a) that the person should pay to the Licensee the whole or an appropriate proportion (as determined in accordance with paragraph 6) of the costs directly or indirectly incurred by the Licensee in the carrying out of any works or in providing or doing any other thing under the agreement in question together with a reasonable rate of return on the capital represented by such costs, to be calculated in accordance with the principles set out in paragraph 5;

     (b) that the performance by the Licensee of its obligations under the agreement should not cause it to be in breach of any Condition of this Licence;

     (c) that any methods by which the Licensee's System is connected to the Transmission System or to any Distribution System accords with good engineering principles and practices; and

     (d) that the terms of agreements entered into by the Licensee pursuant to an application in accordance with this Condition should be, so far as circumstances allow, as similar in substance and form as is practicable.

12. If any person wishes to proceed on the basis of an agreement as settled by the Director, the Licensee shall forthwith enter into and implement such agreement.

13. If either party to such agreement proposes to vary the contractual terms of any agreement for the provision or modification of a connection to the Licensee's System or for use of system entered into pursuant to this Condition in any manner provided for under such agreement, the Director may, at the request of that party, settle any dispute relating to such variation in such manner as appears to the Director to be reasonable.

Condition 31. Provision of services for persons who are of pensionableable or
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disabled or chronically sick
----------------------------

1. The Licensee shall within two months of serving a Designated Supply Notice on the Director prepare and submit to the Director for his approval a code of practice detailing the special services the Licensee will make available for its Domestic Customers who are of pensionable age or disabled or chronically sick.

2. The code of practice shall include arrangements by which the Licensee will, where appropriate:
     (a) provide where practicable special controls and adaptors for electrical appliances and meters (including prepayment meters) and reposition meters (and shall set out any charges to be made for the provision of such services);

     (b) provide special means of identifying persons acting on behalf of the Licensee or the Relevant Public Electricity Supplier;

     (c)  give advice on the use of electricity;

     (d) send bills in respect of the supply of electricity to a customer to any person who is willing to be sent such bills and is nominated by that customer (without prejudice, however, to the right of the Licensee to send such bills both to the customer and to the nominated person where that appears appropriate to the Licensee);

     (e) make available (free of charge) to blind and partially sighted customers, by telephone or other appropriate means, information concerning the details of any bill relating to the supply of electricity to them and a facility for enquiring or complaining in respect of any such bill or any service provided by the Licensee; and

     (f) make available (free of charge) to deaf and hearing impaired customers, being in possession of appropriate equipment, facilities to assist them in enquiring or complaining about any bill relating to the supply of electricity to them or any service provided by the Licensee.

3. The code of practice shall further include arrangements whereby the Licensee will:
     (a) take reasonable steps to draw the attention of customers to the existence of a register of customers who may be expected, by virtue of being of pensionable age or disabled or chronically sick, to require:

         (i) information and advice in respect of the matters set out at paragraph 2;

         or

        (ii)   advance notice of interruptions to the supply of electricity,

     (b) maintain such a register, comprising the relevant details of each customer who requests his inclusion on it; and

     (c)  give to those customers so registered:

         (i) such information and advice in respect of the matters set paragraph 2 or in respect of interruptions to the supply of electricity as may be appropriate and is of such nature as shall be set out in the code of practice; and
        (ii) notice of the existence of another register maintained by the Relevant Public Electricity Supplier, in relation to such customers who may be expected to require advance notice of interruptions to the supply of electricity, on which such customers may be included.

4. The Licensee shall, with the consent or at the request of any customer included on the register maintained in accordance with sub-paragraph 3(b), provide the Relevant Public Electricity Supplier with appropriate details concerning such customer and his requirements for the purpose of his inclusion on the equivalent register maintained by the Relevant Public Electricity Supplier in accordance with the provisions of its public electricity supply licence.

5.  This Condition is subject to the provisions of Condition 36.